                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 JUNE 17, 1996
                                 Date of Report
                       (Date of earliest event reported)

                               HUFFY CORPORATION
             (Exact name of registrant as specified in its charter)


            OHIO                          1-5325             31-0326270
(State or other jurisdiction of        (Commission       (I.R.S. Employer
incorporation or organization)         File Number)    Identification Number)

                                 225 BYERS ROAD
                                MIAMISBURG, OHIO
                    (Address of principal executive offices)

                                   45342-3657
                                   (Zip Code)

                                 (513) 866-6251
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Huffy Corporation (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by or on behalf of the Company.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(99)     Additional Exhibits

99.1 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HUFFY CORPORATION
                                        Registrant

Date:    June 17, 1996                  By:    /s/ Timothy G. Howard
- -----------------------------              ------------------------------------
                                        Timothy G. Howard
                                        Vice President and Corporate Controller
                                        (Principal Financial and Accounting
                                        Officer)





                                                                     Page 2 of 4